Dreyfus BASIC

U.S. Government

Money Market Fund

ANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                               Dreyfus BASIC  U.S. Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC U.S. Government Money Market Fund, covering the 12-month period from March 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Thomas    S.    Riordan.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock
market    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates four times during the reporting period. In total, the Federal Reserve Board raised short-term interest rates by 1.00 percentage point since late June 1999. In this environment, yields on money market securities rose.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC U.S. Government Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the 12-month reporting period ended February 29, 2000, the fund produced an annualized yield of 4.74%. Taking into account the effect of compounding, the fund's annualized effective yield was 4.84%.(1)

What is the fund's investment approach?

There are many factors we consider when managing the fund. We closely monitor the outlook for economic growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board is also a key determinant in our decision as to how best to structure the portfolio at any particular point in time.

Based upon our economic outlook, we actively manage the average maturity of the fund in an effort to take advantage of forecasted changes in interest rates. For example, if we believe that interest rates are likely to fall, we typically will lengthen our average maturity in order to lock in today's higher rates. Conversely, in a rising interest-rate environment, we typically will shorten our maturities in order to be able to reinvest at higher rates in the future.

In terms of investments, the fund invests only in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements backed by such securities

What other factors influenced the fund's performance?

The  fund' s  performance was primarily affected by rising interest rates during
the    12-month    reporting    period.

The performance of the U.S. economy during the first few months of 1999 was much
stronger   than   expected   in   the   wake   of   1998'  s  global   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

financial crisis. Gross Domestic Product (GDP) grew at a rate of 4.3% during the first quarter of 1999, yet inflation remained benign. Despite concerns that faster growth might rekindle long-dormant inflationary pressures, the Federal Reserve Board held steady on rates.

In May, a surprisingly large jump in the Consumer Price Index pushed policymakers to adopt a bias towards tightening monetary policy, which caused a shift in market psychology. As a result, market participants began to anticipate
higher    rates.

In late June, the Fed raised short-term rates 25 basis points. At the same time, it announced that it was shifting its bias back to neutral, indicating no intention of further rate increases in the immediate future. As the summer progressed, strong economic growth with rising wages reinforced the Fed's inflation concerns. At its August meeting, the Fed raised the federal funds rate by another 25 basis points, and signaled added resolve by also raising the discount rate.

In the third quarter, GDP growth accelerated back to a rapid 4.8%, yet key indicators of employment costs, job creation and inflation remained relatively low. Nonetheless, the Fed implemented a third 25 basis point rate hike in November. The Fed took no action at its December meeting in an apparent attempt to quiet markets concerned with potential Y2K-related disruptions. In addition, the Fed added liquidity to the banking system over year-end, leading to temporary fluctuations of short-term interest rates. Despite this short-lived market volatility, few significant Y2K problems were reported when the new year began.

Concerned by evidence that the economy was gaining momentum, the Fed raised interest rates for a fourth time in early February, for a total rate increase of 100 basis points during the 12-month reporting period. Furthermore, while the Fed maintained an officially neutral bias after its February rate hike, the Fed indicated that its inflation-fighting resolve is undiminished. Accordingly, fixed-income investors widely expected further short-term interest-rate
increases    at    subsequent    Fed    meetings.


What is the fund's current strategy?

In anticipation of rising interest rates, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund's average maturity in order to build in a liquidity cushion. Shorter maturities were designed to help the fund benefit from any additional interest-rate increases, as well as to protect the fund from potential volatility.

As of February 29, 2000, the fund's average maturity remained relatively short. However, we are prepared to extend the fund's average maturity if evidence appears that the economy is slowing in response to the Fed's previous moves. By extending the fund' s average maturity when the Fed is near the end of the current series of rate hikes, we expect to be able to lock in prevailing high current yields.

In addition, we are carefully monitoring changing supply-and-demand factors. The U.S. Treasury recently announced its intention to reduce the issuance of one-year Treasury bills from a monthly auction schedule to a quarterly schedule. While less supply of one-year Treasury bills may affect the fund's mix of holdings, we currently expect to continue to find opportunities for attractive yields and price stability among money market securities from other issuers, such as U.S. government agencies.

March 23, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

February 29, 2000

                                                                          Annualized

                                                                            Yield on

                                                                             Date of              Principal

U.S. GOVERNMENT AGENCIES--87.0%                                          Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Bank,
   Consolidated Systemwide Medium Term Notes

   6/29/2000                                                                  5.80(a)            40,000,000            39,996,251

Federal Home Loan Banks, Discount Notes

   3/29/2000                                                                     4.95            25,000,000            24,999,616

   4/5/2000                                                                      5.75            48,619,000            48,350,042

   4/7/2000                                                                      5.62            42,270,000            42,238,621

   4/12/2000                                                                     5.76            15,000,000            14,900,250

   4/13/2000                                                                     5.90            25,000,000            24,827,104

   5/26/2000                                                                     5.24             5,000,000             4,999,548

   5/31/2000                                                                     5.77            50,000,000            49,290,326

   7/14/2000                                                                     5.50            25,000,000            24,999,539

   7/19/2000                                                                     5.51            49,760,000            49,746,536

   12/1/2000                                                                     5.91            32,000,000            31,960,809

Federal Home Loan Banks, Floating Rate Notes

   6/21/2000                                                                  5.85(a)           165,000,000           164,980,193

   9/20/2000                                                                  5.91(a)           150,000,000           149,975,874

   9/25/2000                                                                  5.91(a)            50,000,000            49,991,697

Federal Home Loan Banks, Notes

   4/26/2000                                                                     4.94            11,000,000            11,000,438

Federal Home Loan Mortgage Corporation,
   Discount Notes

   4/4/2000                                                                      5.77             50,000,000           49,729,653

Federal National Mortgage Association, Discount Notes

   4/5/2000                                                                      5.77             50,000,000           49,722,431

   4/20/2000                                                                     4.96             10,000,000            9,999,206

Federal National Mortgage Association, Notes

   5/12/2000                                                                     5.06             25,000,000           25,000,146

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $866,708,280)                                                                                                866,708,280


                                                                          Annualized

                                                                            Yield on

                                                                             Date of              Principal

REPURCHASE AGREEMENTS--12.3%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ABN AMRO Inc.
   dated 2/29/2000, due 3/1/2000 in the amount of
   $39,006,229 (fully collateralized by
   U.S. Treasury Notes 4.50% to 8.50%
   due from 11/15/2000 to
   1/31/2001, value $39,781,583)                                                 5.75             39,000,000         39,000,000

Barclays Capital Inc.
   dated 2/29/2000, due 3/1/2000 in the
   amount of $28,487,154 (fully collateralized by
   U.S. Treasury Bills, due 6/15/2000,
   value $29,071,197)                                                            5.25             28,483,000         28,483,000

Donaldson, Lufkin & Jenrette Securities Inc.
   dated 2/29/2000, due 3/1/2000 in the
   amount of $55,008,815 (fully collateralized by
   U.S. Treasury Notes 5.00% to 8.50%
   due from 11/15/2000 to
   2/28/2001, value $55,689,710)                                                 5.77             55,000,000         55,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $122,483,000)                                                                                               122,483,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $989,191,280)                                                          99.3%                                989,191,280

CASH AND RECEIVABLES (NET)                                                        .7%                                  7,105,520

NET ASSETS                                                                     100.0%                                996,296,800

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including repurchase agreements of
   $122,483,000)--Note 1(b)                            989,191,280  989,191,280

Interest receivable                                                  7,681,781

Prepaid expenses                                                        28,609

                                                                   996,901,670
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           223,338

Cash overdraft due to Custodian                                         272,988

Accrued expenses and other liabilities                                  108,544

                                                                        604,870
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      996,296,800
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     996,915,460

Accumulated net realized gain (loss) on investments                   (618,660)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      996,296,800
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 996,915,460

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended February 29, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     56,905,388

EXPENSES:

Management fee--Note 2(a)                                            5,473,309

Shareholder servicing costs--Note 2(b)                               1,046,339

Custodian fees                                                          89,598

Registration fees                                                       38,906

Professional fees                                                       35,897

Prospectus and shareholders' reports                                    25,884

Trustees' fees and expenses--Note 2(c)                                  24,771

Miscellaneous                                                           13,686

TOTAL EXPENSES                                                       6,748,390

Less--reduction in management fee due to
  undertaking--Note 2(a)                                           (1,824,495)

NET EXPENSES                                                         4,923,895

INVESTMENT INCOME--NET                                              51,981,493
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   9,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                51,991,147

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended
                                      ------------------------------------------

                                        February 29, 2000    February 28, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         51,981,493          61,063,913

Net realized gain (loss) from investments           9,654            (11,328)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   51,991,147          61,052,585
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (52,276,234)         (60,955,715)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 805,249,908       1,024,399,996

Dividends reinvested                           49,748,818          57,885,133

Cost of shares redeemed                   (1,041,015,631)      (1,208,430,626)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS    (186,016,905)       (126,145,497)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (186,301,992)       (126,048,627)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                         1,182,598,792        1,308,647,419

END OF PERIOD                                 996,296,800        1,182,598,792

Undistributed investment income-net                 --                 294,741

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Fiscal Year Ended February,
                                                                 ------------------------------------------------------------------

                                                                 2000          1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .048          .049           .052           .051          .058

Distributions:

Dividends from investment income--net                            (.048)        (.049)         (.052)         (.051)        (.058)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.88          5.06           5.33           5.20          5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45           .45            .45            .45           .31

Ratio of net investment income
   to average net assets                                         4.75          4.97           5.22           5.09          5.79

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .17           .16            .17            .20           .36

Net Assets, end of period ($ x 1,000)                         996,297      1,182,599     1,308,647       1,459,949     1,366,056

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $2,659 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $619,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2000. If not applied, $200 of the carryover expires in fiscal 2003, $523,000 expires in fiscal 2005, $43,300 expires in fiscal 2006, $52,000 expires in fiscal 2007 and $500 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,824,495 during the period ended February 29, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the fund was charged $825,168 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $155,703 pursuant to the transfer agency agreement.


(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event:

At a meeting of the fund's Board of Trustees held on February 9, 2000, the Board approved the termination of the fund' s Distribution Agreement with Premier
Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus BASIC U.S. Government Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

April 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 75.56% of the ordinary income dividends paid during its fiscal year ended February 29, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC U.S. Government Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

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(c) 2000 Dreyfus Service Corporation                                   124AR002